Exhibit 99.1
THWAPR, INC.
(A DEVELOPMENT STAGE COMPANY)
FINANCIAL STATEMENTS
SEPTEMBER 30, 2009

THWAPR, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders
Thwapr, Inc.

We have reviewed the accompanying balance sheet of Thwapr, Inc. (a development stage Company) (the “Company”) as of September 30, 2009 and December 31, 2008, the related statements of operations for the three months and nine months ended September 30, 2009 and 2008, and the period from March 14, 2007 (date of inception) through September 30, 2009, the statements of cash flows for the nine months ended September 30, 2009 and 2008, and for the period from March 14, 2007 through September 30, 2009 and the statements of shareholders’ equity for the period from March 14, 2007 through September 30, 2009. These financial statements are the responsibility of the Company’s management.

We conducted our review in accordance with the standards established by the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters.  It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole.  Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial statements for them to be in conformity with accounting principles generally accepted in the United States of America.

Rose, Snyder & Jacobs
A Corporation of Public Accountants

Encino, California

February 15, 2010

HWAPR, INC.
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEETS

	(Unaudited)
	September 30,	December 31,
	2009	2008
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$14,876	$356
Prepaid expenses	1,003	-

TOTAL CURRENT ASSETS	15,879	356

PROPERTY AND EQUIPMENT, net	19,303	-

OTHER ASSETS
Deposits	-	900

TOTAL ASSETS	$35,182	$1,256

LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Accounts payable and accrued expenses	$85,923	$75,222
Accounts payable to shareholders	2,201	51,124

TOTAL CURRENT LIABILITIES	88,124	126,346

SHAREHOLDERS' EQUITY (DEFICIT):
Preferred stock, $0.0001 par value, 20,000,000 shares authorized, 15,729,212 and 0 shares issued and outstanding	1,574	-
Common stock, $0.0001 par value, 180,000,000 shares authorized, 168,500 and 14,735,712 shares issued and outstanding	17	1,474
Additional paid-in capital	3,287,167	1,219,002
Subscription receivable	(350,000)	-
Deficit accumulated during the development stage	(2,991,700)	(1,345,566)

TOTAL SHAREHOLDERS' EQUITY (DEFICIT)	(52,942)	(125,090)

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$35,182	$1,256

Prepared without audit.
See report of independent registered public accounting firm and notes to financial statements.

THWAPR, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF OPERATIONS (Unaudited)
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2009 AND 2008 AND THE PERIOD
FROM MARCH 14, 2007 (DATE OF INCEPTION) THROUGH SEPTEMBER 30, 2009

					March 14, 2007
	For the Three Months Ended		For the Nine Months Ended		(Date of Inception)
	September 30,		September 30,		through
	2009	2008	2009	2008	September 30, 2009

REVENUE	$-	$-	$-	$-	$-

COST OF SALES	-	-	-	-	-

GROSS PROFIT	-	-	-	-	-

OPERATING EXPENSES:
Accounting and legal services	35,325	-	102,929	18,262	152,045
Consulting fees to Synthetica	144,000	105,300	444,000	307,800	1,157,000
Marketing expenses	16,000	6,000	24,930	17,705	56,985
Other consulting fees	254,336	35,250	545,589	84,390	658,379
Rent	15,000	-	35,000	-	35,000
Taxes	-	-	800	800	2,486
Technology development	216,107	73,031	417,715	196,626	797,241
Website development	2,500	10,573	5,970	16,573	34,543
Other operating expenses	33,556	2,216	69,227	14,761	98,047

TOTAL OPERATING EXPENSES	716,824	232,370	1,646,160	656,917	2,991,726

LOSS FROM OPERATIONS	(716,824)	(232,370)	(1,646,160)	(656,917)	(2,991,726)

OTHER INCOME:
Interest income	26	-	26	-	26

NET LOSS	$(716,798)	$(232,370)	$(1,646,134)	$(656,917)	$(2,991,700)

Basic and diluted loss per share	$(0.21)	$(0.02)	$(0.15)	$(0.05)
Weighted average shares outstanding	3,374,650	14,547,234	11,263,889	14,398,705

Prepared without audit.
See report of independent registered public accounting firm and notes to financial statements.

THWAPR, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF CASH FLOWS (Unaudited)
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2009 AND 2008 AND THE PERIOD
FROM MARCH 14, 2007 (DATE OF INCEPTION) THROUGH SEPTEMBER 30, 2009

			March 14, 2007
	For the Nine Months Ended		(Date of Inception)
	September 30,		through
	2009	2008	September 30, 2009

CASH FLOW FROM OPERATING ACTIVITIES
Net loss	$(1,646,134)	$(656,917)	$(2,991,700)
Adjustments to reconcile net loss to net cash used in operating activities:
Stock-based compensation	420,222	-	420,222
Depreciation	2,924	-	2,924
Change in assets - (increase) decrease:
Prepaid expenses	(1,003)	-	(1,003)
Deposits	900	(900)	-
Change in liabilities - increase (decrease):
Accounts payable and accrued expenses	(48,923)	36,264	26,299
Accounts payable to shareholders	10,701	-	61,825

NET CASH USED IN OPERATING ACTIVITIES	(1,261,313)	(621,553)	(2,481,433)

CASH FLOW FROM INVESTING ACTIVITIES
Payments for purchases of property and equipment	(22,227)	-	(22,227)

NET CASH USED IN INVESTING ACTIVITIES	(22,227)	-	(22,227)

CASH FLOW FROM FINANCING ACTIVITIES
Proceeds from sale of common stock, net	1,298,060	298,800	2,518,536

NET CASH PROVIDED BY FINANCING ACTIVITIES	1,298,060	298,800	2,518,536

NET INCREASE (DECREASE) IN CASH	14,520	(322,753)	14,876

CASH AT BEGINNING OF PERIOD	356	321,512	-

CASH (OVERDRAFT) AT END OF PERIOD	$14,876	$(1,241)	$14,876

SUPPLEMENTARY DISCLOSURE:
Income taxes paid in cash	$936	$1,550	$2,486

Prepared without audit.
See report of independent registered public accounting firm and notes to financial statements.

THWAPR, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF SHAREHOLDERS' EQUITY (Unaudited)
FOR THE PERIOD FROM MARCH 14, 2007 (DATE OF INCEPTION)
THROUGH SEPTEMBER 30, 2009

					Additional
	Preferred Stock		Common Stock		Paid in	Subscription	Accumulated
	Shares	Amount	Shares	Amount	Capital	Receivable	Deficit	Total

BALANCE, MARCH 14, 2007 (Date of Inception)	-	$-	-	$-	$-	$-	$-	$-

Issuance of shares to founders	-	-	4,285,712	429	(429)	-	-	-
Issuance for cash ($0.07 per share)	-	-	10,000,000	1,000	770,676	-	-	771,676
Net loss	-	-	-	-	-	-	(454,014)	(454,014)

BALANCE, DECEMBER 31, 2007	-	-	14,285,712	1,429	770,247	-	(454,014)	317,662

Issuance for cash ($1.00 per share)	-	-	450,000	45	448,755	-	-	448,800
Net loss	-	-	-	-	-	-	(891,552)	(891,552)

BALANCE, DECEMBER 31, 2008	-	-	14,735,712	1,474	1,219,002	-	(1,345,566)	(125,090)

Issuance for cash ($1.00 per share)	-	-	705,000	71	704,929	-	-	705,000
Issuance of warrants	-	-	-	-	70,000	-	-	70,000
Net loss	-	-	-	-	-	-	(301,095)	(301,095)

BALANCE, MARCH 31, 2009	-	-	15,440,712	1,545	1,993,931	-	(1,646,661)	348,815

Issuance for cash ($1.00 per share)	-	-	288,500	29	288,471	-	-	288,500
Issuance of warrants	-	-	-	-	158,147	-	-	158,147
Net loss	-	-	-	-	-	-	(628,241)	(628,241)

BALANCE, JUNE 30, 2009	-	-	15,729,212	1,574	2,440,549	-	(2,274,902)	167,221

Exchange of common shares to preferred shares	15,729,212	1,574	(15,729,212)	(1,574)	-	-	-	-
Issuance for cash ($4.00 per share)	-	-	168,500	17	654,543	(350,000)	-	304,560
Issuance of warrants	-	-	-	-	192,075	-	-	192,075
Net loss	-	-	-	-	-	-	(716,798)	(716,798)

BALANCE, SEPTEMBER 30, 2009	15,729,212	$1,574	168,500	$17	$3,287,167	$(350,000)	$(2,991,700)	$(52,942)

Prepared without audit.
See report of independent registered public accounting firm and notes to financial statements.

THWAPR, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2009

1.	ORGANIZATION AND BASIS OF PRESENTATION

Organization and Nature of Operations

Thwapr, Inc. (the “Company”) was formed on March 14, 2007. The purpose of the Company is to develop software and the corresponding user interface that will allow mobile phone users to send videos and pictures captured on their phones to other mobile phone users regardless of device, platform or carrier. The Company plans to derive revenues from advertising on its website and imbedded into the videos as well as selling premium services to its customers. The Company expects to launch the service in a test market in late 2010 but does not expect to have revenues until such time that a significant number of users have signed up for and are using the service.

Basis of Presentation

The accompanying unaudited financial statements of Thwapr, Inc. have been prepared pursuant to the rules of the Securities and Exchange Commission (“SEC”). Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States have been condensed or omitted pursuant to such rules and regulations. These unaudited financial statements should be read in conjunction with the audited consolidated financial statements and notes thereto for the year ended December 31, 2008. In the opinion of management, the accompanying unaudited financial statements reflect all adjustments, which are of a normal recurring nature, necessary for a fair presentation of the results for the periods presented.

The results of operations presented for the three months and nine months ended September 30, 2009 are not necessarily indicative of the results to be expected for the year ending December 31, 2009 or for any other interim periods.

Development Stage Activities

Since inception the Company has not conducted any revenue producing business operations. All of the operating results and cash flows reported in the accompanying financial statements from March 14, 2007 through September 30, 2009 are considered to be those related to the development stage activities and represent the 'cumulative from inception' amounts required to be reported pursuant to Statements of Financial Accounting Standards (“SFAS”) No. 7, “Development Stage Enterprises.” The Company is focusing its efforts in two areas during the development stage. First, the Company is devoting substantial time and resources to software development related to the service it intends to provide. Second, the Company will spend significant time and resources testing the software against a variety of cell phone models, platforms and carriers.

Capital Structure

In July 2009, the Company amended and restated its Certificate of Incorporation to change its name to Thwapr, Inc., and to increase its authorized number of shares to 200,000,000 of which 180,000,000 shares shall be common and 20,000,000 shall be preferred stock. Concurrently, the Company entered into an Exchange Offer Agreement (“Offering”) with all the then shareholders of the Company. Pursuant to the Offering, shareholders at that time exchanged all of their respective shares of common stock of the Company for shares of Series A Preferred Stock of the Company at a ratio of 1 share of Series A Preferred Stock for each share of Common Stock.

Prepared without audit.
See report of independent registered public accounting firm

THWAPR, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2009

1.	ORGANIZATION AND BASIS OF PRESENTATION (Continued)

The shares of Series A Preferred Stock shall automatically convert into shares of Common Stock at a ratio of 9 shares of Common Stock for each share of Series A Preferred Stock upon the following events:

(a)	the three year anniversary of the Offering and the Company obtains at least 10,000,000 active registered users, or

(b)	upon the occurrence of a change of control.

The Series A Preferred Stock holders are voting on an as-converted basis.

Subsequently, the Company began an offering to sell 2,500,000 shares of common stock at an offering price of $4.00 per share for an aggregate offering amount of $10,000,000. In November 2009, the Company retroactively re-priced the stock offering to $1.25 per share and, as a result, issued additional shares to investors who had previously purchased Common Stock so that the number of shares they hold is equal to the amount of money invested divided by $1.25, with partial shares rounded up. The effect of this re-pricing is an increase to the number of shares of common stock sold from 168,500 to 539,200. In addition, for every ten shares of common stock purchased the stockholder received one warrant convertible into one share of common stock for five years at a price of $1.25 per share. The weighted average number of shares outstanding used to compute the loss per share reflects the effect of the re-pricing.

Going Concern

The Company has sustained operating losses and negative cash flows from operations since its inception. The accompanying financial statements have been prepared on a going concern basis of accounting, which contemplates continuity of operations, realization of assets and liabilities and commitments in the normal course of business. The accompanying financial statements do not reflect any adjustments that might result if the Company is unable to continue as a going concern. The Company’s ability to continue as a going concern and the appropriateness of using the going concern basis is dependent upon, among other things, additional cash infusions. Management is seeking investors and believes that raising capital will allow the Company to pursue the development of its software and business model. However, there can be no assurance that the Company will be able to raise sufficient capital to fully implement its business model.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash and Cash Equivalents

The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

Property and Equipment

Property and equipment are stated at cost. Depreciation of computer and equipment and furniture and fixtures is computed on the straight-line basis over the estimated useful lives of the assets as follows:
Computer and equipment	3 years
Furniture and fixtures	5 years

Prepared without audit.
See report of independent registered public accounting firm

THWAPR, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2009

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Management uses its historical records and knowledge of its business in making estimates. Accordingly, actual results could differ from those estimates.

Fair Value of Financial Instruments

The carrying amount of certain financial instruments, including cash and cash equivalents and accounts payable and accrued expenses, approximates fair value due to the relatively short maturity of such instruments.

Technology Development

Technology development costs are charged to expense when incurred. These costs primarily include the costs associated with the development and testing of video and picture sharing technology. During the three months ended September 30, 2009 and 2008, technology development costs amounted to $216,107 and $73,031, respectively. During the nine months ended September 30, 2009 and 2008, technology development costs amounted to $417,715 and $196,626, respectively. From March 14, 2007 (inception) through September 30, 2009, technology development costs amounted to $797,241.

Income Taxes

The Company accounts for income taxes under the liability method in accordance with SFAS No. 109, “Accounting for Income Taxes.” Under this standard, deferred income tax liabilities and assets are determined based on the difference between the financial statement and tax bases of assets and liabilities using the enacted tax rates expected to be in effect for the year in which the differences are expected to reverse. Deferred income tax assets are reduced by a valuation allowance when the Company is unable to make the determination that it is more likely than not that some portion or all of the deferred income tax asset will be realized.

Earnings (Loss) per Share

Basic earnings per share is computed by dividing income available to common shareholders by the weighted-average number of common shares outstanding. Diluted earnings per share is computed similar to basic earnings per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive. Common equivalent shares are excluded from the computation if their effect is anti-dilutive.

Prepared without audit.
See report of independent registered public accounting firm

THWAPR, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2009

3.	PROPERTY AND EQUIPMENT

Property and equipment consists of the following:

	September 30, 2009	December 31, 2008
Computer equipment	$17,757	$-
Furniture and fixtures	4,470	-
	22,227	-
Accumulated depreciation	(2,924)	-
Property and equipment, net	$19,303	$-

4.	RELATED PARTY TRANSACTIONS

Payments for Consulting Services

Principals of Synthetica Holdings, LLC (“Synthetica”), a former shareholder of the Company, provide general management services to the Company in the form of a Chairman, CEO and CFO. Amounts were paid to Synthetica principals for services rendered as executives and directors of the Company. During the three months ended September 30, 2009 and 2008, amounts paid to Synthetica principals totaled $151,200 and $94,500, respectively. During the nine months ended September 30, 2009 and 2008, amounts paid to Synthetica principals totaled $494,600 and $307,800, respectively. From March 14, 2007 through September 30, 2009, the Company paid $1,157,000 to Synthetica principals. In addition, the principals of Synthetica pay expenses on behalf of the Company. The principals of Synthetica will be reimbursed for such costs. The balance due to the principals of Synthetica for reimbursement of expenses amounted to $2,201 at September 30, 2009.

5.	INCOME TAXES

The Company has adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109”. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement 109, "Accounting for Income Taxes", and prescribes a recognition threshold of more likely than not and a measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. In making this assessment, a company must determine whether it is more likely than not that a tax position will be sustained upon examination, based solely on the technical merits of the position and must assume that the tax position will be examined by taxing authorities. The Company is subject to examination for all years it has filed income tax returns. The Company’s net operating loss carryforwards are subject to IRS examination until they are fully utilized and such tax years are closed. The Company’s policy is to include interest and penalties related to unrecognized tax benefits within the provision for income taxes. The Company’s review of prior year tax positions using the criteria and provisions presented in FIN 48 did not result in a material impact on the Company’s financial position or results of operations.

Prepared without audit.
See report of independent registered public accounting firm

THWAPR, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2009

6.	COMMITMENTS AND CONTINGENCIES

Contracts and Agreements

The Company has a contract with one vendor to develop the software and the corresponding user interface that will allow mobile phone users to send videos and pictures captured on their phone to other mobile phone users. The contract can be terminated by the Company with a 15-day notice or by the vendor with a 30-day notice.

The Company has a consulting agreement with another vendor regarding the development of a mobile phone application prototype. The contract can be terminated by the Company with a 2-week notice. The completion of the project will cost approximately $90,000 of which $35,000 was accrued for by the Company as of September 30, 2009.

The Company has an agreement with another vendor who provides hosted video transcoding services and other related services and deliverables. Either party may terminate the agreement with a 30-day notice. Total fee for the services is a minimum of $42,000 for 12 months. The Company accrued $12,000 of service fees as of September 30, 2009.

7.	WARRANT AGREEMENTS

On March 1, 2009, the Company issued warrants to consultants to purchase 70,000 shares at $1.00 per share.

The Company used the Black-Scholes option pricing model for estimating the fair value of the warrants at $70,000 with the following assumptions: average expected life of 10 years; average risk-free interest rate of 1.82%; dividend yield of 0%; and expected volatility of 200%.

There are 70,000 shares with an exercise price of $1.00 per share that are outstanding and exercisable at September 30, 2009 with no stated maturity date.

On April 15, 2009 and May 11, 2009 the Company issued warrants to consultants, vendors and advisors to purchase a total of 1,170,000 at $1.00 per share. Such warrants vest over a period of 18 months with one-third of the warrants vesting at the end of each six month period from the date of issuance.

The Company used the Black-Scholes option pricing model for estimating the fair value of the warrants at $1,152,450 with the following assumptions: average expected life of 5-3/4 years; average risk-free interest rate of 2.93%; dividend yield of 0%; and expected volatility of 200%.

The following table summarizes the changes in options outstanding and the related prices for the shares of the Company’s common stock issued to employees and non-employees of the Company. These options were granted in lieu of cash compensation for services performed.

	Number of shares	Exercise Price
Outstanding at December 31, 2008	-	$-
Granted	1,240,000	1.00
Expired/cancelled	-	-
Exercised	-	-
Outstanding at September 30, 2009	1,240,000	$1.00
Exercisable at September 30, 2009	70,000	$1.00

Prepared without audit.
See report of independent registered public accounting firm

THWAPR, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2009

8.	SUBSEQUENT EVENTS

The Company has performed a review of events subsequent to the balance sheet date through February 15, 2010, the date that the financial statements were issued.

Issuance of Convertible Promissory Notes

On November 2, 2009, the Board of Directors of the Company authorized the issuance of Convertible Notes with such notes bearing interest at 5%, convertible at the same conditions as the next major equity financing of the Company in excess of $2.0 million. Additionally, each investor in the notes will be issued, upon conversion of the Notes, warrants in an amount of 10% of the number of shares obtain during conversion and such warrants would be price at the price stock upon conversion. Also, upon a reorganization, consolidation or merger, the Company, at its sole discretion, may convert the principal amount of the Notes and all accrued and unpaid interest, into securities or cash, as the case may be, at a price of $1.25 per share. As of February 15, 2010 the Company had issued Convertible Notes aggregating $25,000.

Re-pricing of Previously Sold Common Stock

In November 2009, the Company retroactively re-priced their stock offering to $1.25 per share from $4.00 per share and, as a result, issued additional shares to investors who had previously purchased common stock so that the number of shares they hold is equal to the amount of money invested divided by $1.25, with partial shares rounded up. The effect of the re-pricing is an increase to the number of shares of common stock sold from 168,500 to 539,200. Additionally, for every ten shares of common stock purchased the stockholder receives one warrant convertible into one share of common stock for five years at a price of $1.25 per share. As of February 15, 2010, an additional 394,000 shares of common stock had been sold at a price of $493,000.

Prepared without audit.
See report of independent registered public accounting firm

MOBILE VIDEO DEVELOPMENT, INC.
(A DEVELOPMENT STAGE COMPANY)
FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2008
AND THE PERIODS
FROM MARCH 14, 2007 (DATE OF INCEPTION)
THROUGH DEMBER 31, 2007
AND FROM MARCH 14, 2007
THROUGH DECEMBER 31, 2008

MOBILE VIDEO DEVELOPMENT, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders
Mobile Video Development, Inc.

We have audited the accompanying balance sheets of Mobile Video Development, Inc. (a development stage Company) (the “Company”) as of December 31, 2008 and 2007 and the related statements of operations, shareholders’ equity (deficit) and cash flows for the year ended December 31, 2008, for the period from March 14, 2007 (date of inception) through December 31, 2007, and for the period from March 14, 2007 through December 31, 2008. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards established by the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mobile Video Development, Inc. as of December 31, 2008 and 2007, and the results of its operations and cash flows for the year ended December 31, 2008, for the period from March 14, 2007 through December 31, 2007, and for the period from March 14, 2007 through December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has sustained operating losses, continues to use cash in its operating activities and has negative working capital and an accumulated deficit at December 31, 2008. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans regarding those matters also are described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Rose, Snyder & Jacobs
A Corporation of Public Accountants

Encino, California

April 27, 2009

MOBILE VIDEO DEVELOPMENT, INC.
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEETS
AS OF DECEMBER 31, 2008 AND 2007

	December 31,
	2008	2007
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$356	$321,512

TOTAL CURRENT ASSETS	356	321,512

OTHER ASSETS
Deposits	900	-

TOTAL ASSETS	$1,256	$321,512

LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Accounts payable and accrued expenses	$75,222	$3,850
Accounts payable to shareholders	51,124	-

TOTAL CURRENT LIABILITIES	126,346	3,850

SHAREHOLDERS' EQUITY (DEFICIT):
Common stock, $0.0001 par value, 100,000,000 shares authorized, 14,735,712 and 14,285,712 shares issued and outstanding	1,474	1,429
Additional paid-in capital	1,219,002	770,247
Deficit accumulated during the development stage	(1,345,566)	(454,014)

TOTAL SHAREHOLDERS' EQUITY (DEFICIT)	(125,090)	317,662

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$1,256	$321,512

See report of independent registered public accounting firm and notes to financial statements.

MOBILE VIDEO DEVELOPMENT, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008 AND THE PERIODS
FROM MARCH 14, 2007 (DATE OF INCEPTION) THROUGH DECEMBER 31, 2007 AND
 FROM MARCH 14, 2007 THROUGH DECEMBER 31, 2008

		March 14, 2007	March 14, 2007
	Year Ended	(Date of Inception)	(Date of Inception)
	December 31,	through	through
	2008	December 31, 2007	December 31, 2008

REVENUE	$-	$-	$-

COST OF SALES	-	-	-

GROSS PROFIT	-	-	-

OPERATING EXPENSES:
Legal services	18,942	30,174	49,116
Website development	16,573	12,000	28,573
Technology development	288,329	91,197	379,526
Marketing expenses	32,055	-	32,055
Consulting fees to Synthetica	428,600	284,400	713,000
Other consulting fees	56,390	24,400	80,790
Taxes	936	750	1,686
Other operating expenses	49,727	11,093	60,820

TOTAL OPERATING EXPENSES	891,552	454,014	1,345,566

LOSS FROM OPERATIONS	(891,552)	(454,014)	(1,345,566)

NET LOSS	$(891,552)	$(454,014)	$(1,345,566)

Basic and diluted loss per share	$(0.06)	$(0.03)

Weighted average shares outstanding	14,474,810	14,285,712

See report of independent registered public accounting firm and notes to financial statements.

MOBILE VIDEO DEVELOPMENT, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2008 AND THE PERIODS
FROM MARCH 14, 2007 (DATE OF INCEPTION) THROUGH DECEMBER 31, 2007 AND
FROM MARCH 14, 2007 THROUGH DECEMBER 31, 2008

		March 14, 2007	March 14, 2007
	Year Ended	(Date of Inception)	(Date of Inception)
	December 31,	through	through
	2008	December 31, 2007	December 31, 2008

CASH FLOW FROM OPERATING ACTIVITIES
Net loss	$(891,552)	$(454,014)	$(1,345,566)
Adjustments to reconcile net loss to net cash used in operating activities:
Increase in:
Deposits	(900)	-	(900)
Accounts payable and accrued expenses	71,372	3,850	75,222
Accounts payable to shareholders	51,124	-	51,124

NET CASH USED IN
OPERATING ACTIVITIES	(769,956)	(450,164)	(1,220,120)

CASH FLOW FROM FINANCING ACTIVITIES
Proceeds from sale of common stock, net	448,800	771,676	1,220,476

NET CASH PROVIDED BY
FINANCING ACTIVITIES	448,800	771,676	1,220,476

NET INCREASE (DECREASE)
IN CASH	(321,156)	321,512	356

CASH AT BEGINNING OF PERIOD	321,512	-	-

CASH AT END OF PERIOD	$356	$321,512	$356

SUPPLEMENTARY DISCLOSURE:
Income taxes paid in cash	$1,550	$-	$1,550

See report of independent registered public accounting firm and notes to financial statements.

MOBILE VIDEO DEVELOPMENT, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF SHAREHOLDERS' EQUITY (DEFICIT)
FOR THE YEAR ENDED DECEMBER 31, 2008 AND THE PERIOD
FROM MARCH 14, 2007 (DATE OF INCEPTION) THROUGH DECEMBER 31, 2007

			Additional
	Common Stock		Paid in	Accumulated
	Shares	Amount	Capital	Deficit	Total
BALANCE, MARCH 14, 2007 (Date of Inception)	-	$-	$-	$-	$-
Issuance of shares to founders	4,285,712	429	(429)	-	-
Issuance for cash ($0.07 per share)	10,000,000	1,000	770,676	-	771,676
Net loss	-	-	-	(454,014)	(454,014)

BALANCE, DECEMBER 31, 2007	14,285,712	1,429	770,247	(454,014)	317,662
Issuance for cash ($1.00 per share)	450,000	45	448,755	-	448,800
Net loss	-	-	-	(891,552)	(891,552)

BALANCE, DECEMBER 31, 2008	14,735,712	$1,474	$1,219,002	$(1,345,566)	$(125,090)

See report of independent registered public accounting firm and notes to financial statements.

MOBILE VIDEO DEVELOPMENT, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008 AND 2007

1.	ORGANIZATION AND BASIS OF PRESENTATION

Organization and Nature of Operations

Mobile Video Development, Inc. (the “Company”) was formed on March 14, 2007. The purpose of the Company is to develop software and the corresponding user interface that will allow mobile phone users to send videos and pictures captured on their phones to other mobile phone users regardless of device, platform or carrier. The Company plans to derive revenues from advertising on its website and imbedded into the videos as well as selling premium services to its customers. The Company expects to launch the service in a test market in late 2010 but does not expect to have revenues until such time that a significant number of users have signed up for and are using the service.

Development Stage Activities

Since inception the Company has not conducted any revenue producing business operations. All of the operating results and cash flows reported in the accompanying financial statements from March 14, 2007 through December 31, 2008 are considered to be those related to the development stage activities and represent the 'cumulative from inception' amounts required to be reported pursuant to Statements of Financial Accounting Standards (“SFAS”) No. 7, “Development Stage Enterprises.” The Company is focusing its efforts in two areas during the development stage. First, the Company is devoting substantial time and resources to software development related to the service it intends to provide. Second, the Company will spend significant time and resources testing the software against a variety of cell phone models, platforms and carriers.

Going Concern

The Company has sustained operating losses since its inception and has negative working capital and an accumulated deficit. The accompanying financial statements have been prepared on a going concern basis of accounting, which contemplates continuity of operations, realization of assets and liabilities and commitments in the normal course of business. The accompanying financial statements do not reflect any adjustments that might result if the Company is unable to continue as a going concern. The Company’s ability to continue as a going concern and the appropriateness of using the going concern basis is dependent upon, among other things, additional cash infusions. Management is seeking investors and believes that raising capital will allow the Company to pursue the development of its software and business model. However, there can be no assurance that the Company will be able to raise sufficient capital to fully implement its business model.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash and Cash Equivalents

The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Management uses its historical records and knowledge of its business in making estimates. Accordingly, actual results could differ from those estimates.

See report of independent registered public accounting firm

MOBILE VIDEO DEVELOPMENT, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008 AND 2007

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Fair Value of Financial Instruments

The carrying amount of certain financial instruments, including cash and cash equivalents and accounts payable and accrued expenses, approximates fair value due to the relatively short maturity of such instruments.

Technology Development

Technology development costs are charged to expense when incurred. These costs primarily include the costs associated with the development and testing of video and picture sharing technology. During the year ended December 31, 2008 and the period from March 14, 2007 (inception) through December 31, 2007, technology development costs amounted to $288,329 and $91,197, respectively. From March 14, 2007 (inception) through December 31, 2008, technology development costs amounted to $379,526.

Income Taxes

The Company accounts for income taxes under the liability method in accordance with SFAS No. 109, “Accounting for Income Taxes.” Under this standard, deferred income tax liabilities and assets are determined based on the difference between the financial statement and tax bases of assets and liabilities using the enacted tax rates expected to be in effect for the year in which the differences are expected to reverse. Deferred income tax assets are reduced by a valuation allowance when the Company is unable to make the determination that it is more likely than not that some portion or all of the deferred income tax asset will be realized.

Earnings (Loss) per Share

The Company utilizes SFAS No. 128, "Earnings per Share." Basic earnings per share is computed by dividing income available to common shareholders by the weighted-average number of common shares outstanding. Diluted earnings per share is computed similar to basic earnings per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive. Common equivalent shares are excluded from the computation if their effect is anti-dilutive.

Recently Issued Accounting Pronouncements

In May 2008, the FASB issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” (“SFAS No. 162”). SFAS No. 162 identifies the sources of accounting principles and the framework for selecting the principles used in the preparation of financial statements. SFAS No. 162 is effective 60 days following the SEC’s approval of the Public Company Accounting Oversight Board amendments to AU Section 411, “The Meaning of Present Fairly in Conformity with Generally Accepted Accounting Principles.” Management believes that the implementation of this standard will have no material impact on the Company’s financial position and results of operations.

In June 2008, the FASB issued FSP EITF 03-6-1, “Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities” (“FSP EITF 03-6-1”). FSP EITF 03-6-1 clarified that all outstanding unvested share-based payment awards that contain rights to nonforfeitable dividends participate in undistributed earnings with common shareholders. Awards of this nature are considered participating securities and the two-class method of computing basic and diluted earnings per share must be applied. FSP EITF 03-6-1 is effective for fiscal years beginning after December 15, 2008. Management is currently assessing the impact of FSP EITF 03-6-1 on the Company’s financial position and results of operations.

See report of independent registered public accounting firm

MOBILE VIDEO DEVELOPMENT, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008 AND 2007

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

In June 2008, the FASB ratified EITF Issue No. 07-5, “Determining Whether an Instrument (or an Embedded Feature) Is Indexed to an Entity’s Own Stock” (“EITF 07-5”). EITF 07-5 provides that an entity should use a two step approach to evaluate whether an equity-linked financial instrument (or embedded feature) is indexed to its own stock, including evaluating the instrument’s contingent exercise and settlement provisions. It also clarifies the impact of foreign currency denominated strike prices and market-based employee stock option valuation instruments on the evaluation. EITF 07-5 is effective for fiscal years beginning after December 15, 2008. Management is currently assessing the impact of EITF 07-5 on the Company’s financial position and results of operations.

In June 2008, the FASB ratified EITF Issue No. 08-3, “Accounting by Lessees for Maintenance Deposits Under Lease Arrangements” (“EITF 08-3”). EITF 08-3 provides guidance for accounting for nonrefundable maintenance deposits. It also provides revenue recognition accounting guidance for the lessor. EITF 08-3 is effective for fiscal years beginning after December 15, 2008. Management is currently assessing the impact of EITF 08-3 on the Company’s financial position and results of operations.

In April 2008, the FASB issued FSP FAS 142-3, “Determination of the Useful Life of Intangible Assets” (“FSP FAS 142-3”). FSP FAS 142-3 amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under SFAS No. 142, “Goodwill and Other Intangible Assets”. FSP FAS 142-3 is effective for fiscal years beginning after December 15, 2008. Management does not expect the adoption of FSP FAS 142-3 will have a material impact on the Company’s financial position or results of operations.

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), an amendment of FASB Statement No. 133. SFAS No. 161 requires enhanced disclosures about a company's derivative and hedging activities. These enhanced disclosures will discuss (a) how and why a company uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under FASB Statement No. 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect a company's financial position, results of operations, and cash flows. SFAS No. 161 is effective for fiscal years beginning on or after November 15, 2008, with earlier adoption allowed. The Company does not anticipate that the adoption of this accounting pronouncement will have a material effect on the financial statements.

In February 2008, the FASB issued FASB Staff Position No. 157-2, “Effective Date of FASB Statement No. 157”, which delays the effective date of SFAS 157 for nonfinancial assets and nonfinancial liabilities to fiscal years beginning after November 15, 2008. Therefore, the Company will delay application of SFAS 157 to its nonfinancial assets and nonfinancial liabilities. Management does not anticipate that the delayed adoption of this accounting pronouncement will have a material effect on the Company’s financial statements.

In December 2007, the FASB issued SFAS No. 141(R), “Business Combinations” (“SFAS 141(R)”), and SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51” (“SFAS 160”). These new standards will significantly change the financial accounting and reporting of business combination transactions and noncontrolling (minority) interests in consolidated financial statements. SFAS 141(R) is required to be adopted concurrently with SFAS 160 and is effective for business combination transactions for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. Early adoption is prohibited. Management expects SFAS 141(R) will have an impact on accounting for business combinations once adopted but the effect is dependent upon acquisitions at that time.

See report of independent registered public accounting firm

MOBILE VIDEO DEVELOPMENT, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008 AND 2007

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

In May 2007, the FASB issued FASB Staff Position (“FSP”) FIN No. 48-1, “Definition of Settlement in FASB Interpretation No. 48” (“FSP FIN No. 48-1”). FSP FIN No. 48-1 provides guidance on how to determine whether a tax position is effectively settled for the purpose of recognizing previously unrecognized tax benefits. FSP FIN No. 48-1 is effective for fiscal years beginning after December 15, 2006 in accordance with the initial adoption date of Interpretation 48. The adoption of this standard did not have a significant impact on the Company’s financial position or results of operations.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” — Including an Amendment of SFAS No. 115 (“SFAS 159”), which permits an entity to measure certain financial assets and financial liabilities at fair value that are not currently required to be measured at fair value. Entities that elect the fair value option will report unrealized gains and losses in earnings at each subsequent reporting date. The fair value option may be elected on an instrument-by-instrument basis, with a few exceptions. SFAS 159 amends previous guidance to extend the use of the fair value option to available-for-sale and held-to-maturity securities. The statement also establishes presentation and disclosure requirements to help financial statement users understand the effect of the election. SFAS 159 is effective for fiscal years beginning after November 15, 2007. The adoption of this standard did not have a significant impact on the Company’s financial condition or results of operations.

3.	RELATED PARTY TRANSACTIONS

Payment for Consulting Services

Principals of Synthetica Holdings, LLC (“Synthetica”), a shareholder of the Company, provide general management services to the Company in the form of a Chairman, CEO and CFO. Amounts paid to Synthetica principals were in lieu of salaries and represented compensation for services rendered as executives and directors of the Company. During the year ended December 31, 2008 and the period from March 14, 2007 (date of inception) through December 31, 2007, the amount paid to Synthetica principals in aggregate was $377,476 and $284,400, respectively. From March 14, 2007 through December 31, 2008, the Company paid $661,876 to Synthetica principals. The balance due to the principals of Synthetica amounted to $51,124 and $0 at December 31, 2008 and 2007, respectivley.

4.	COMMITMENTS AND CONTINGENCIES

Cash Deposits

The Company maintains its cash at a financial institution. The account is insured by the Federal Deposit Insurance Corporation (“FDIC”) up to $100,000. On October 3, 2008, the FDIC temporarily increased its coverage from $100,000 to $250,000 per depositor through December 31, 2009. The Company’s cash account, at times, may exceed federally insured limits.

Development Contract

The Company has a contract with one vendor to develop the software and the corresponding user interface that will allow mobile phone users to send videos and pictures captured on their phone to other mobile phone users. The contract can be terminated by the Company with a 15-day notice or by the vendor with a 30-day notice.

See report of independent registered public accounting firm

MOBILE VIDEO DEVELOPMENT, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008 AND 2007

5.	INCOME TAXES

The Company has adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109”. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement 109, "Accounting for Income Taxes", and prescribes a recognition threshold of more likely than not and a measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. In making this assessment, a company must determine whether it is more likely than not that a tax position will be sustained upon examination, based solely on the technical merits of the position and must assume that the tax position will be examined by taxing authorities. The Company is subject to examination for all years it has filed income tax returns. The Company’s net operating loss carryforwards are subject to IRS examination until they are fully utilized and such tax years are closed. The Company’s policy is to include interest and penalties related to unrecognized tax benefits within the provision for income taxes. The Company’s review of prior year tax positions using the criteria and provisions presented in FIN 48 did not result in a material impact on the Company’s financial position or results of operations.

At December 31, 2008, the Company has net operating loss carryforwards available for federal tax purposes, which expire from 2027 to 2028. The amount of net operating losses which may be utilized in future years may be subject to significant annual limitations should an ownership change occur. The Company also has operating loss carryforwards available for California income tax purposes, which expire from 2018 to 2019.

At December 31, 2008 and 2007, total deferred income tax assets consist principally of net operating loss carryforwards in amounts still to be determined. For financial reporting purposes, a valuation allowance has been recognized in an amount equal to such deferred income tax assets due to the uncertainly surrounding their ultimate realization.

6.	SUBSEQUENT EVENTS

Stock Purchase Agreement

On March 6, 2009, Pax Clean Energy, Inc. ("Pax"), a publicly traded company, entered into a stock purchase agreement (the "Agreement") with the Company. Pursuant to the Agreement, PAX will acquire 100% of the issued and outstanding shares of common stock of the Company, in exchange for the issuance of approximately 16,000,000 shares of to-be-designated Series A Convertible Preferred Stock of PAX (the "Preferred Shares") to the shareholders of the Company (the "Exchange"). The Preferred Shares cannot be sold, transferred, pledged, hypothecated, or converted into shares of Pax’s common stock for a period of at least three (3) years from the date of issuance (the "Lock-Up Period"). After the Lock-Up Period, the Preferred Shares may be converted only if the combined Pax/Company entity obtains a minimum of ten (10) million subscribers for the Company’s services. The Preferred Shares will have 5:1 voting rights and a conversion rate of 36:1.

The Agreement between Pax and the Company is subject to certain closing conditions ("Closing Conditions") including, but not limited to:

(a) Approval by the majority of the holders of Pax’s issued and outstanding shares of common stock of (A) an amendment to Pax’s Certificate of Incorporation to authorize 20,000,000 shares of blank-check preferred stock; (B) an increase in Pax’s authorized shares of common stock to 750,000,000 shares; (C) a change of Pax’s name to "Thwapr, Inc." to more accurately reflect the new focus of the new resultant entity; and (D) an amendment to Pax’s Certificate of Incorporation to allow for supermajority preferred voting rights;

See report of independent registered public accounting firm

MOBILE VIDEO DEVELOPMENT, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008 AND 2007

6.	SUBSEQUENT EVENTS (Continued)

(b) The filing with the SEC of a Preliminary 14C Information Statement (the "Preliminary 14C") notifying non-consenting shareholders of the approval by the majority of the holders of Pax’s issued and outstanding shares of common stock of the actions described in Section (a) above;

(c) The filing with the SEC of a Definitive 14C Information Statement;

(d) The filing with the Delaware Secretary of State of an amended Certificate of Incorporation of Pax designating blank check preferred stock; increasing the Company's authorized shares of common stock; changing Pax’s name; and allowing for supermajority preferred voting rights; and

(e) The filing with the Delaware Secretary of State of a Certificate of Designation for the Preferred Shares.

Issuance of Common Stock

During the first quarter of 2009, 705,000 shares of common stock were issued to an investor for $705,000 in cash.

See report of independent registered public accounting firm